UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 17, 2025

(Date of earliest event reported)

FRANKLIN BSP REAL ESTATE DEBT, INC

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56705	99-3480205
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Madison Avenue, Suite 1600 New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number including area code) 212-588-6770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

JPM Master Repurchase Agreements

On March 17, 2025, Franklin BSP Real Estate Debt, Inc. (the “Company”), through its indirect wholly-owned subsidiary FBRED REIT High Yield Securities, LLC (“REIT HY”), entered into a Master Repurchase Agreement (the “MRA”) with J.P. Morgan Securities LLC (“JPM”). Under the MRA, there is no maximum aggregate commitment. There is no initial maturity date of the MRA.

On March 18, 2025, the Company, through its indirect wholly-owned subsidiary FBRED REIT JWH Seller, LLC (“JWH”), entered into an Uncommitted Master Repurchase Agreement (the “Uncommitted MRA”) with J.P. Morgan Chase Bank, National Association (the “Buyer”). The Uncommitted MRA provides up to $250 million of advances. At the Company's option, the Uncommitted MRA may be upsized to provide up to $500 million in advances. The initial maturity date of the Uncommitted MRA is March 18, 2027.

The Uncommitted MRA acts in the manner of a revolving credit facility that can be repaid as the Company’s assets are paid off and re-drawn as advances against new assets. The Company expects to use advances to finance the acquisition or origination of eligible loans, including first mortgage loans, junior mortgage loans, mezzanine loans, and participation interests therein.

In connection with the Uncommitted MRA, the Company, through its wholly-owned subsidiary FBRED REIT Real Estate Debt Opco, LLC (the “Guarantor”), entered into a Guarantee Agreement, dated as of March 18, 2025 (the “Guarantee Agreement”) under which the Guarantor agreed to guarantee certain obligations of JWH under the Uncommitted MRA.

The Uncommitted MRA and the Guarantee Agreement contain representations, warranties, covenants, conditions precedent to funding, events of default and indemnities that are customary for agreements of this type. In addition, the Guarantee Agreement requires the Guarantor to satisfy certain financial (including minimum net worth) requirements.

The description of the MRA, Uncommitted MRA and Guarantee Agreement above is a summary and is qualified in its entirety by the terms of the MRA, Uncommitted MRA and Guarantee Agreement, which will be filed as exhibits to the Company’s Form 10-Q for the quarter ended March 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franklin BSP Real Estate Debt, Inc.

By:	/s/ Jerome S. Baglien
Name: Jerome S. Baglien
Title: Chief Financial Officer, Chief Operating Officer and Treasurer

Date: March 21, 2025